UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2009

VALIDUS HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-33606	98-0501001
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
19 Par-La-Ville Road, Hamilton, HM 11 Bermuda
(Address of principal executive offices)
Registrant’s telephone number, including area code: (441) 278-9000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 8.01 Other Events.
     On April 28, 2009, Validus Holdings, Ltd. filed a claim in the Supreme Court of Bermuda against IPC Holdings, Ltd., IPC Limited and Max Capital Group Ltd. The writ of summons is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference
     On April 30, 2009, Validus Holdings, Ltd. issued a press release. The press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Specially Endorsed Writ of Summons filed on April 28, 2009 by Validus Holdings, Ltd. in the Supreme Court of Bermuda, Commercial Court.

99.2	Press Release, dated April 30, 2009, entitled “Validus Holdings Outlines Plan to Expedite Acquisition of IPC Holdings.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 30, 2009

VALIDUS HOLDINGS, LTD. (Registrant)
By:	/s/ C. Jerome Dill
Name:	C. Jerome Dill
Title:	Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit	Description
Exhibit 99.1	Specially Endorsed Writ of Summons filed on April 28, 2009 by Validus Holdings, Ltd. in the Supreme Court of Bermuda, Commercial Court

Exhibit 99.2	Press Release, dated April 30, 2009, entitled “Validus Holdings Outlines Plan to Expedite Acquisition of IPC Holdings.”